UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

February 5, 2013

Date of Report

(Date of Earliest Event Reported)

SMARTDATA CORPORATION

 (Exact name of registrant as specified in its charter)

Nevada	000-53498	87-0449945
(State or other jurisdiction of incorporation(	(Commission File No.)	(IRS Employer I.D. No.)

P. O. Box 1593

Moab, Utah 84532

 (Address of principal executive offices)

(801) 557-6748

Registrant's telephone number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2013, we amended Article II, Section 1, of our Bylaws, to read as follows:

Section l.  The Board of Directors of the Company shall consist of not less than one (1) nor more than nine (9) persons who shall be chosen by the stockholders annually, at the annual meeting of the Company, and who shall hold office for one year, and until their successors are elected and qualify.”

Our Bylaws previously had a minimum of three (3) members listed; however, our Board of Directors had reduced that number to one (1) director, effective on or about August 17, 2005, but neglected to note this change in the Bylaws, as authorized in Article 6.04 of our Articles of Incorporation.

For a complete copy of our Amended Bylaws, see Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.

Exhibit Description

3.1

Amended Bylaws

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTDATA CORPORATION, a Nevada

corporation

Date:  February 12, 2013

/s/ Burkeley J. Priest

Burkeley J. Priest, President